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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                          Pursuant to Section 13 of the
                         Securities Exchange Act of 1934


                                   ----------


                                 Date of Report
              (Date of earliest event reported): February 16, 1999


                          PRIME RECEIVABLES CORPORATION
               (Originator of the Prime Credit Card Master Trust)

                               9111 Duke Boulevard
                             Mason, Ohio 45040-8999
                                 (513) 573-2037


       Delaware                     31-1359594                 0-21118
------------------------          --------------        ------------------------
(State of Incorporation)          (IRS I.D. No.)        (Commission File Number)



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                           Exhibit Index is on page 4

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Item 5. Other Events.
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        None



Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits.
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        The following Exhibits are filed with this Report:

        28.93 Settlement Statement of the Trust for the period ended January 30, 1999 and the related distributions made on February 16, 1999.






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        Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PRIME RECEIVABLES CORPORATION



Date:     February 24, 1999                 By: /s/ DAVID W. DAWSON
      -----------------------------             -------------------
                                                David W. Dawson,
                                                Treasurer





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                                INDEX TO EXHIBITS
                                -----------------


Exhibit                                                           Sequentially
Number                       Exhibit                              Numbered Page
------                       -------                              -------------


28.93       Settlement Statement of the Trust
            for the period ended January 30, 1999
            and the related distributions made
            on February 16, 1999.